Exhibit 10.19(c)

THIRD AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (the “Amendment”) is made as of July 20, 2009 by and between JRAS, LLC, a Georgia limited liability company (“Borrower”), PERIMETER INVESTMENT SOLUTIONS, LLC (“Perimeter”), JJG, LLC (“JJG”), SOUTHERN CRESCENT FINANCE, LLC (“Southern”), JRAS OF SOUTH CAROLINA, LLC (“JRAS South Carolina”), JRAS OF TENNESSEE, LLC (“JRAS Tennessee”), JRAS OF FLORIDA, LLC (“JRAS Florida”), JRAS OF ALABAMA, LLC (“JRAS Alabama”) and JAMES SCHRULL (“Schrull”, and together with Perimeter, JJG, Southern, JRAS South Carolina, JRAS Tennessee, JRAS Florida and JRAS Alabama, the “Guarantors”) and CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (“CapitalSource”), as agent for CAPITALSOURCE BANK, a California industrial bank (the “Lender”).

W I T N E S S E T H:

WHEREAS, Borrower, Guarantors and CapitalSource entered into that certain Amended and Restated Loan and Security Agreement dated as of November 19, 2007 (as heretofore amended, the “Original Loan Agreement”), for the purposes and consideration therein expressed, pursuant to which CapitalSource agreed to make loans to Borrower as therein provided;

WHEREAS, Borrower, Guarantors and CapitalSource, as agent for the Lender, desire to amend the Original Loan Agreement as provided herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Loan Agreement, in consideration of the loans which may hereafter be made by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I

Definitions and References
Section 1.1 Terms Defined in the Original Loan Agreement.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Loan Agreement shall have the same meanings whenever used in this Amendment.
Section 1.2 Other Defined Terms.  Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

“Amendment” means this Third Amendment to Loan and Security Agreement.

“Amendment Documents” means, collectively, this Amendment and any other document, instrument or agreement required to be delivered pursuant to Article III hereof.

“Loan Agreement” means the Original Loan Agreement, as amended hereby.

ARTICLE II

Amendments to Original Loan Agreement
Section 2.1 Schedule A.  Section 6.2.B of Schedule A is hereby amended in its entirety to read as follows:

“6.2.B.               Minimum Tangible Net Worth (SECTION 6.2.(k)).

The “Minimum Tangible Net Worth” shall be $40,000,000.”

ARTICLE III

Consent
Section 3.1 Consent.  The Lender hereby consents to the sale by the Borrower to United Acceptance, Inc. of the Consumer Loans listed on Schedule A hereto so long as the purchase price therefor is remitted directly to Lender in accordance with the wiring instructions set forth below, which amount shall be applied to the Indebtedness in the manner set forth in the Loan Agreement:

Bank Name:                                    Bank of America, N.A.,
ABA Number:                                    026009593
Account Name:                                    CapitalSource Funding LLC - SFG
Account Number:                                    003938703751
Reference:                                    Just Right Auto Sales

ARTICLE IV

Conditions of Effectiveness
Section 4.1 Effective Date.  This Amendment shall become effective as of the date first above written when and only when Lender shall have received, at Lender’s office,
    (a) a duly executed counterpart of this Amendment,
    (b) a duly executed copy of the Assignment of Motor Vehicle Title Liens, in form and substance acceptable to CapitalSource, and
    (c) such other documents as Lender may request.

ARTICLE V

Covenants
Section 5.1 Delivery of Auto Titles.  The Related Parties covenant and agree that on or before sixty (60) days following the date of this Amendment they shall deliver to the Custodian the original Auto Title for each of the automobiles listed on Schedule B hereto which shall list the respective Related Party as first lienholder on such automobile.  The failure to comply with the covenant set forth in this Section 5.1 shall constitute an Event of Default under the Loan Agreement.

ARTICLE VI

Representations and Warranties
Section 6.1 Representations and Warranties.  In order to induce Lender to enter into this Amendment, Borrower and each Guarantor represents and warrants to Lender that:
    (a) The representations and warranties contained in the Original Loan Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that such representations and warranties expressly relate to a specific date, in which case they shall have been accurate in all material respects as of such specified date;
    (b) Each Related Party is duly authorized to execute and deliver this Amendment and the other Amendment Documents and is and will continue to be duly authorized to perform its obligations under the Loan Documents.  Each Related Party has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents and to authorize the performance of the obligations of such Related Party hereunder and thereunder;
    (c) The execution and delivery by each Related Party of this Amendment and the other Amendment Documents, the performance by such Related Party of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the organizational and governing documents of such Related Party, or of any material agreement, judgment, license, order or permit applicable to or binding upon such Related Party, or result in the creation of any lien, charge or encumbrance upon any assets or properties of such Related Party.  Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by any Related Party of this Amendment and the other Amendment Documents or to consummate the transactions contemplated hereby and thereby; and
    (d) When duly executed and delivered, each of this Amendment and the other Amendment Documents will be a legal and binding instrument and agreement of Borrower and each Guarantor which is a party thereto, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors’ rights generally and by principles of equity applying to creditors’ rights generally.

ARTICLE VII

Miscellaneous
Section 7.1 Ratification of Agreement.  The Original Loan Agreement as hereby amended is hereby ratified and confirmed in all respects.  Any reference to the Loan Agreement in any Loan Document shall be deemed to refer to this Amendment also.  The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Loan Agreement or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document.

Section 7.2 Survival of Agreements.  All representations, warranties, covenants and agreements of Borrower and each Guarantor herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Indebtedness is paid in full.  All statements and agreements contained in any certificate or instrument delivered by Borrower or any Guarantor hereunder or under the Loan Agreement to Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, such party under this Amendment and under the Loan Agreement.

Section 7.3 Guarantor Ratification.  Each Guarantor hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the respective Guaranty dated as of November 19, 2007, made by the respective Guarantor for the benefit of Lender pursuant to the Loan Agreement, (iii) ratifies and confirms all other Loan Documents, (iv) agrees that all of Guarantor’s respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, (v) all references in the Guaranty to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended by this Amendment, and (vi) agrees that such Guaranty and such other Loan Documents shall remain in full force and effect.

Section 7.4 Loan Documents.  This Amendment and the other Amendment Documents are each a Loan Document, and all provisions in the Loan Agreement pertaining to Loan Documents apply hereto and thereto.

Section 7.5 Governing Law.  This Amendment shall be construed in accordance with the substantive laws of the State of Maryland (without regard to conflict of law principles) and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such laws.

Section 7.6 Limitation.  This Amendment is limited as specified herein and shall not constitute an amendment, modification, consent, acceptance or waiver of any provision of any of the Loan Documents, other than as provided in Article II and Article III above.

Section 7.7 Counterparts; Fax.  This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.  This Amendment may be duly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

2152344v1

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

BORROWER:

JRAS, LLC

By:           /s/ James Schrull
Name:             James Schrull
Title:             Managing Director

By:           /s/ Robert P. Manning
Name:  Robert P. Manning
Title:    Vice President

GUARANTOR:

By:           /s/ James Schrull
Name:             James Schrull

PERIMETER INVESTMENT SOLUTIONS, LLC

By:           /s/ Mark Long
Name:             Mark Long
Title:             Secretary

JJG, LLC

By:           /s/ James Schrull
Name:             James Schrull
Title:             President

By:           /s/ Robert P. Manning
Name:  Robert P. Manning
Title:    Vice President

2152344v1

JRAS OF SOUTH CAROLINA, LLC JRAS, LLC

By:           /s/ James Schrull
Name:             James Schrull
Title:             President

By:           /s/ Robert P. Manning
Name:  Robert P. Manning
Title:    Vice President

JRAS OF TENNESSEE, LLC

By:           /s/ James Schrull
Name:             James Schrull
Title:             President

By:           /s/ Robert P. Manning
Name:  Robert P. Manning
Title:    Vice President

JRAS OF FLORIDA, LLC

By:           /s/ James Schrull
Name:             James Schrull
Title:             President

By:           /s/ Robert P. Manning
Name:  Robert P. Manning
Title:    Vice President

2152344v1

JRAS OF ALABAMA, LLC

By:           /s/ James Schrull
Name:             James Schrull
Title:             President

By:           /s/ Robert P. Manning
Name:  Robert P. Manning
Title:    Vice President

SOUTHERN CRESCENT FINANCE, LLC

By:           /s/ James Schrull
Name:             James Schrull
Title:             President

By:           /s/ Robert P. Manning
Name:  Robert P. Manning
Title:    Vice President

2152344v1

CAPITALSOURCE FINANCE, LLC, as agent

By:           /s/ Sue J. Choi
Name:             Sue J. Choi
Title:             Senior Counsel

2152344v1

SCHEDULE A

[See Attached]

2152344v1

EXHIBIT "A" UNITED ACCEPTANCE PURCHASE AGREEMENT
Date: 7/8/2009 Dealer: JUST RIGHT AUTO SALES - AL	Bid: 91.0% Reserve %: 21.0%
Customer	Balance	Purchase Price
BAKER, BARBARA – 138741	5,310.43	4,832.49
BAKER, MARTHA – 138744	7,195.31	6,547.73
BALDWIN, RICHARD – 138748	5,219.35	4,749.61
BALDWIN, RICHARD – 138750	3,353.34	3,051.54
CALLOWAY, TESHERRA M – 138764	2,949.94	2,684.45
CANNON, HUBERT WAYNE – 138766	3,824.48	3,480.28
COPRICH, LASHUNDRA V – 138776	4,148.66	3,775.28
DRYER, CORREY – 138786	7,984.76	7,266.13
EVANS, TONYA EDWARDS – 138788	6,106.12	5,556.57
FLOYD, DWAIN – 138798	7,203.57	6,555.25
FLOYD, TOY - 138801	7,533.35	6,855.35
FRAZIER, ALICIA – 138804	5,188.11	4,721.18
GILLIS, DEBRA – 138810	3,783.96	3,443.40
GLOVER, LINDA – 138811	9,128.46	8,306.90
GUICE, WALTER – 138824	7,794.27	7,092.79
HARVEY, OTIS – 138834	4,863.44	4,425.73
HENDERSON, TYRONE D – 138760	6,153.72	5,599.89
HOWZE, TIFFANY – 138765	8,603.42	7,829.11
JOHNSON, SHENITA – 138887	7,231.89	6,581.02
JONES, STEPHANIE – 138781	8,431.22	7,672.41
KNIGHT, HORACE DAVID – 138785	4,390.19	3,995.07
LAMPLEY, ALLEN – 138787	9,404.45	8,558.05
LOWERY, GENEVA – 138789	8,439.69	7,680.12
MCDONALD, SEQUITA – 138796	8,961.45	8,154.92
MOTLEY, FLORA S – 138833	3,815.63	3,472.22
NELSON, SONYA – 138836	4,968.51	4,521.34
OTT, GLENDA – 138844	9,530.15	8,672.44
SMITH, DANIEL – 138861	6,809.94	6,197.05
SMITH, DEIDRA – 138864	8,350.66	7,599.10
SMITH, WALLACE – 138870	4,442.19	4,042.39
STEWART, OLIVIA -,138872	8,312.80	7,564.65
STREETER, KENECIA – 138875	6,282.58	5,717.15
TAYLOR, ISIAH - 138879	9,154.51	8,330.60
TERRY, KENNETH ANTOINE – 138882	8,115.61	8,295.21
WALDEN, ROBERT KYLE - 138885	3,103.23	2,823.94
35 Loans	227,089.39	206,651.34

2152344v1

EXHIBIT "A" UNITED ACCEPTANCE PURCHASE AGREEMENT
Date: 7/8/2009 Dealer: JUST RIGHT AUTO SALES - AL	Bid: 91.0% Reserve %: 21.0%
Customer	Balance	Purchase Price
BAINES, DERRICK L – 138736	8,718.34	7,933.69
BAINES, JUSTIN – 138738	9,398.98	8,553.07
BERRY, JERMAINE TYRONE – 138752	3,578. 89	3,256.79
BRIDGES, ALLEN - 138757	9,418.74	8,571.05
BROWNFIELD, SONDRA H - 138762	7,162.50	6,517.88
CARTER, MOSES - 138770	8,838.60	8,043.13
CHAMPHILAK, SOUNTHONE - 138772	5,885.15	5,355.49
COLE, WILLIE JAMES - 138773 <TR>	3,666.96	3,336.93
DENNIS, THOMAS - 138778	8,759.97	7,971.57
FINNEY, MATTIE - 138790 <TR>	8,447.83	7,687.53
FLOWERS, STANISHA - 138795 <TR>	5,133.62	4,671.59
FLOYD, SHAMEEL LASHANDA - 138799	3,579.12	3,257.00
GAMBLE, DELORIS – 138808	4,627.97	4,211.45
GOLSON, KENDRICK – 138812	5,725.01	5,209.76
GONZALES, ESTHER MARIE - 138816	3,197.99	2,910.17
GUNN, AUGUST – 138825	4,477.38	4,074.42
HARRELL, MARSHIKA TRAVILL - 138830	3,281.85	2,986.48
HARRIS, MONICA - 138832	7,430.32	6,761.59
HOOKS, MAXINE - 138763	2,254.41	2,051.51
JACKSON, DAVID L - 138767	3,653.36	3,324.56
JENKINS, ASHLEY M - 138768	4,560.31	4,149.88
JOHNSON, CALLIE MAE - 138771	8,932.14	8,128.25
JOHNSON, PATSY - 138775	5,287.38	4,811.52
JONES, EDWARD C - 138779	4,800.84	4,368.76
MITCHELL, KEITH L – 138821	4,785.19	4,354.52
MOORE JR, SYLVESTER - 138829	4,822.48	4,388.46
MORGAN, SHARRON - 138831	7,275.07	6,620.31
OWENS, FELISA ANN - 138846	4,165.97	3,791.03
PICKETT, TERRY - 138848	7,960.67	7,244.21
RAMSEY, GERALD A - 138850 <TR> <CR>	3,801.82	3,459.66
SANDERS, ORA L - 138855	9,895.77	9,005.15
TAYLOR, MATTIE - 138880	5,018.34	4,566.69
WILLIAMS, NATHANIEL - 138886	9,044.08	8,230.11
WILSON, MELINDA - 138888	4,820.68	4,386.82
WRIGHT, WANDA - 138889	7,987.90	7,268.99
35 Loans	210,395.63	191,460.02

2152344v1

EXHIBIT "A" UNITED ACCEPTANCE PURCHASE AGREEMENT
Date: 7/8/2009 Dealer: JUST RIGHT AUTO SALES - AL	Bid: 91.0% Reserve %: 21.0%
Customer	Balance	Purchase Price
AKPAN	3,671.00	3,340.61
BANGURA	8,541.58	7,772.84
BENTON	7,256.67	6,603.57
BRAGG	9,211.96	8,382.88
BRUMMAGE	9,007.95	8,197.23
DORE	8,417.56	7,659.98
FAIN	8,614.45	7,839.15
FRANK	8,921.74	8,118.78
HANIFA	5,740.67	5,224.01
HENDRICKSON	8,517.33	7,750.77
HIGHTOWER-ILESANMI	3,652.22	3,323.52
JOHNSON III	8,687.58	7,905.70
SAYLORS	9,458.74	8,607.45
SCOTT	5,539.33	5,040.79
SIMEON	8,735.25	7,949.08
SMALLS	8,918.56	8,115.89
SMITH	9,893.85	9,003.40
STEPHENSON	5,611.28	5,106.26
WALKER	7,194.89	6,547.35
WRIGHT	9,057.96	8,242.74
20 Loans	154,650.57	140,732.02

2152344v1

EXHIBIT "A" UNITED ACCEPTANCE PURCHASE AGREEMENT
Date: 7/8/2009 Dealer: JUST RIGHT AUTO SALES - FL	Bid: 91.0% Reserve %: 21.0%
Customer	Balance	Purchase Price
FLAVIUS, PETULA - 138703	7,817.18	7,113.63
GIBSON, ALBERT - 138704	9,606.50	8,741.92
HALL, KELSEY - 138705	9,227.39	8,396.92
LAYNE, DIANA - 138709	8,702.09	7,918.90
PIERRE, MARGUERITE - 138711	8,191.50	7,454.27
STEEL, ROCKLAND - 138713	8,449.89	7,689.40
TAYLOR, SHERRI - 138715	6,546.45	5,957.27
TERRY, GINA - 138716	8,850.98	8,054.39
WILLIAMS, LAUREN - 138719	7,556.26	6,876.20
9 Loans	74,948.24	68,202.90

2152344v1

SCHEDULE B

2152344v1

LIENHOLDER EXCEPTIONS

collateral_key	borrower_name	lnamount	doctype_descr	question _code
102612	SMITH EBONY SHANIKA	11,803.09	COFT-CERTIFICATE OF TITLE	61
102999	BRISTOL SHARON DELAINE	12,491.39	COFT-CERTIFICATE OF TITLE	61
103105	Adcock Christine Hoskins	11,882.59	COFT-CERTIFICATE OF TITLE	61
104263	WHITTED TIKYA C	11,347.24	COFT-CERTIFICATE OF TITLE	61
105200	Bolton Larry Wilson	11,948.02	COFT-CERTIFICATE OF TITLE	61
106908	Sanders Alphonso Growsha	11,207.00	COFT-CERTIFICATE OF TITLE	61
111009	LAUFENBERG CORY JOHN	12,303.74	COFT-CERTIFICATE OF TITLE	61
111251	BERRY MARY TUCK	11,548.00	COFT-CERTIFICATE OF TITLE	61
112931	MOORE VERA L	11,882.59	COFT-CERTIFICATE OF TITLE	61
116043	Pelham Nellie Irene	12,327.74	COFT-CERTIFICATE OF TITLE	61
117544	RUSSELL LISA TOWANNA	11,902.99	COFT-CERTIFICATE OF TITLE	61
118309	FLORES LOUIS	11,903.34	COFT-CERTIFICATE OF TITLE	61
121844	EDMOND TAMEL R	9,769.56	COFT-CERTIFICATE OF TITLE	61
1242318	THOMPSON LAKESHA NICOLE	11,529.40	COFT-CERTIFICATE OF TITLE	61
124247	PEDRAZA RAMON	12,082.69	COFT-CERTIFICATE OF TITLE	61
124697	VASQUEZ LUIS ANGEL	11,839.99	COFT-CERTIFICATE OF TITLE	61
124828	Townsend Domoneek L	11,929.00	COFT-CERTIFICATE OF TITLE	61
127328	Holmes Felicia Elouise	11,463.19	COFT-CERTIFICATE OF TITLE	61
128409	CRUZ SHIRLEY JEAN	10,973.23	COFT-CERTIFICATE OF TITLE	61
128863	JENKINS HARAKA NICOLE	12,020.69	COFT-CERTIFICATE OF TITLE	61
133808	PEELE MICHAEL KHAIRI	12,227.99	COFT-CERTIFICATE OF TITLE	61
133970	CLARK(JR) JONATHAN	11,631.39	COFT-CERTIFICATE OF TITLE	61
140372	Hopkins Nakisha N	11,776.24	COFT-CERTIFICATE OF TITLE	61
145206	ALUBAID TERESA INMACULADA	12,175.14	COFT-CERTIFICATE OF TITLE	61
147748	ARES JULIO L	12,414.69	COFT-CERTIFICATE OF TITLE	61
151430	RAINES FAY D	11,507.56	COFT-CERTIFICATE OF TITLE	61
158640	HENRY AKIIMA DESHANDRA	12,308.34	COFT-CERTIFICATE OF TITLE	61
160919	WAYMAN BRIAN WALTER	12,438.00	COFT-CERTIFICATE OF TITLE	61
162417	VADINO BENJAMIN JON	11,968.34	COFT-CERTIFICATE OF TITLE	61
166469	CHILDS WILLIE BOB	12,172.00	COFT-CERTIFICATE OF TITLE	61
166499	TULLIS BELINDA ANN	11,918.34	COFT-CERTIFICATE OF TITLE	61
167195	ELLIOTT TERINA MELINDA	11,695.09	COFT-CERTIFICATE OF TITLE	61
169163	SPARKS WILLARD CLARENCE	12,289.99	COFT-CERTIFICATE OF TITLE	61
169309	WILLIAMS JERILYN D	12,408.69	COFT-CERTIFICATE OF TITLE	61
175927	THOMPSON TANIKA SHONTE	12,107.64	COFT-CERTIFICATE OF TITLE	61
177813	PEETS SHALLOM	12,277.99	COFT-CERTIFICATE OF TITLE	61
185713	THOMAS JERMAINE	12,073.79	COFT-CERTIFICATE OF TITLE	61
196827	Quaterman Jacqueline Marie	11,291.49	COFT-CERTIFICATE OF TITLE	61
199559	WASHINGTON LATESHA M	11,689.05	COFT-CERTIFICATE OF TITLE	61
201359	LAMPKIN CHERYL PENSON	11,053.73	COFT-CERTIFICATE OF TITLE	61
203022	Ivey Frank Allan	11,644.64	COFT-CERTIFICATE OF TITLE	61
210114	BLACK ROCHELLE L	11,918.34	COFT-CERTIFICATE OF TITLE	61
216252	Webster Thomas Anthony	11,588.94	COFT-CERTIFICATE OF TITLE	61
216252	Gillean, Pamper Leigh	12,318.34	COFT-CERTIFICATE OF TITLE	61
218997	Jones Dana Jodell	12,521.04	COFT-CERTIFICATE OF TITLE	61
220881	Peifer Zachariah Nathaniel	11,882.59	COFT-CERTIFICATE OF TITLE	61
220942	CADET RAMON VILBRUN	8,306.86	COFT-CERTIFICATE OF TITLE	61
222359	Rosa Iris Delia	11,516.24	COFT-CERTIFICATE OF TITLE	61
226605	Coffman Beth	12,088.00	COFT-CERTIFICATE OF TITLE	61
227384	Kephart Tammy Horton	12,095.00	COFT-CERTIFICATE OF TITLE	61
227440	Gousman Dionne	12,408.69	COFT-CERTIFICATE OF TITLE	61
228119	BOOTHE ASHLEY N	11,540.24	COFT-CERTIFICATE OF TITLE	61
228367	BOWERS SARAH KAY	12,488.00	COFT-CERTIFICATE OF TITLE	61
230750	Glover Shantell Leven	12,007.29	COFT-CERTIFICATE OF TITLE	61
232463	Rothwell Shana Kiara	11,451.00	COFT-CERTIFICATE OF TITLE	61
233754	PRICE LAHEATHA LASSELL	11,493.33	COFT-CERTIFICATE OF TITLE	61
233850	Boyd Michelle Dianne	12,095.29	COFT-CERTIFICATE OF TITLE	61
235383	BURD ALYSSA LYNN	12,018.69	COFT-CERTIFICATE OF TITLE	61
238022	Younger Penny	12,308.34	COFT-CERTIFICATE OF TITLE	61
238547	JAMES LEON ERICK	11,728.64	COFT-CERTIFICATE OF TITLE	61
243767	EVANS YANCEY LAMONT	11,621.57	COFT-CERTIFICATE OF TITLE	61
245910	JONES(JR) REGINALD LEMAR	11,859.99	COFT-CERTIFICATE OF TITLE	61
247037	Finch(III) Willis Ray	12,076.29	COFT-CERTIFICATE OF TITLE	61
248297	BANNER ROX-ROY	12,409.00	COFT-CERTIFICATE OF TITLE	61
250118	MITCHELL LARKISHA K	11,397.44	COFT-CERTIFICATE OF TITLE	61
251530	Carlisle Andrew M	11,499.33	COFT-CERTIFICATE OF TITLE	61
258400	Towns Pamela	11,400.24	COFT-CERTIFICATE OF TITLE	61
258858	MALDONADO OSVALDO JOSE	11,887.19	COFT-CERTIFICATE OF TITLE	61
260672	Griffin Kizzie Shanique	11,820.05	COFT-CERTIFICATE OF TITLE	61
264410	Furlow Tangela Surrency	11,876.59	COFT-CERTIFICATE OF TITLE	61
265054	WHITLOCK SHANEKA LATRICE	11,246.49	COFT-CERTIFICATE OF TITLE	61
267261	Wilburn Anthony William	11,741.24	COFT-CERTIFICATE OF TITLE	61
268169	STALLWORTH CARLA JEANENE	12,358.34	COFT-CERTIFICATE OF TITLE	61
275133	Stilts William F	12,024.69	COFT-CERTIFICATE OF TITLE	61
283022	Younger, Penny	11,916.94	COFT-CERTIFICATE OF TITLE	61
284159	COPELAND CASSIE M	11,701.18	COFT-CERTIFICATE OF TITLE	61
294005	DIRKS DAVID P	12,403.00	COFT-CERTIFICATE OF TITLE	61
299113	ALLICOCKCLARKE MARGARET L	12,329.00	COFT-CERTIFICATE OF TITLE	61
309918	Luxce Adelina	12,001.34	COFT-CERTIFICATE OF TITLE	61
312921	RIVERA BRIDGET ROGINA	12,260.99	COFT-CERTIFICATE OF TITLE	61
320609	BALLARD CAPRISHA D	11,652.97	COFT-CERTIFICATE OF TITLE	61
333489	Crane-Smith Jeannette	11,334.24	COFT-CERTIFICATE OF TITLE	61
347920	Hall Rekita Shavon	11,261.81	COFT-CERTIFICATE OF TITLE	61
353857	MIncy Diane Littles	11,218.89	COFT-CERTIFICATE OF TITLE	61
380257	Greene Valeshia Laverne	11,751.00	COFT-CERTIFICATE OF TITLE	61
392825	Coney Evelyn D	11,354.55	COFT-CERTIFICATE OF TITLE	61
461134	HOWELL XAVIER	11,946.00	COFT-CERTIFICATE OF TITLE	61
468798	DANIELS RICHARD N	11,395.64	COFT-CERTIFICATE OF TITLE	61
508987	LAMAR-LEE ZINA	11,488.59	COFT-CERTIFICATE OF TITLE	61
516008	HINES JOSEPHINE	11,588.94	COFT-CERTIFICATE OF TITLE	61
519486	BROWN DANIEL J	10,795.74	COFT-CERTIFICATE OF TITLE	61
526368	Buckson Carolyn C	11,946.17	COFT-CERTIFICATE OF TITLE	61
549975	CHAMBERS MICHAEL JEROME	12,008.34	COFT-CERTIFICATE OF TITLE	61
561486	MACK DORENDA BAKER	10,220.99	COFT-CERTIFICATE OF TITLE	61
569209	WILLIAMS LORI RUTHANN	11,693.99	COFT-CERTIFICATE OF TITLE	61
589641	MADISON JASMINE NICOLE	11,995.34	COFT-CERTIFICATE OF TITLE	61
597134	Matthew Madison Wayl	11,794.24	COFT-CERTIFICATE OF TITLE	61
604450	DAVIS URSULA MELISSA	11,920.34	COFT-CERTIFICATE OF TITLE	61
606933	Chaple Jimmie C	11,876.59	COFT-CERTIFICATE OF TITLE	61
607062	Misra Laura Denise	11,663.89	COFT-CERTIFICATE OF TITLE	61
609143	Ward Betty Bell	12,420.69	COFT-CERTIFICATE OF TITLE	61
610519	GREENE-Bryant REBECCA LYNN	11,550.58	COFT-CERTIFICATE OF TITLE	61
613346	Garcia, Adrian	11,717.24	COFT-CERTIFICATE OF TITLE	61
617811	COAKLEY FRANCENE LAWANDER	12,340.84	COFT-CERTIFICATE OF TITLE	61
629317	YARN TONI DELORES	11,363.18	COFT-CERTIFICATE OF TITLE	61
631508	DUNCOMBE RONNISHA ROSHAUNDA	11,557.54	COFT-CERTIFICATE OF TITLE	61
637784	GAINES(II) ROBERT LEE	12,378.34	COFT-CERTIFICATE OF TITLE	61
650341	BRYANT QUARTICE ODESSA	11,742.64	COFT-CERTIFICATE OF TITLE	61
657490	CHANEY ANDRIA CARLA	11,649.69	COFT-CERTIFICATE OF TITLE	61
693201	Jones Janese Odael	12,195.64	COFT-CERTIFICATE OF TITLE	61
6988	HUTCHINGSON, ANTHONY LAMAR	8,561.26	CONT-CONTRACT	61
785935	WYATT ANTONIO ALONZO	12,011.69	COFT-CERTIFICATE OF TITLE	61
794620	DIXON KATHY DENIECE	12,428.69	COFT-CERTIFICATE OF TITLE	61
839274	REED VANSERE ELIZABETH	11,344.84	COFT-CERTIFICATE OF TITLE	61
873163	YEARBY MORIE E	10,495.58	COFT-CERTIFICATE OF TITLE	61
938753	BEARD ANTHONY LAMARK	12,314.34	COFT-CERTIFICATE OF TITLE	61
A08486	DENNIS SUSAN MICHELLE	11,659.09	COFT-CERTIFICATE OF TITLE	61
A173R	WILLIAMS CHILSEE LASHEAT.	8,304.55	COFT-CERTIFICATE OF TITLE	61
A44962	Roebuck Audrey M	11,457.00	COFT-CERTIFICATE OF TITLE	61
A57455	Smith Irene Riley	11,709.99	COFT-CERTIFICATE OF TITLE	61
A645	HALL MARQUITIA TRESHUN	7,793.48	COFT-CERTIFICATE OF TITLE	61
A70551	NATHAN(JR) WILLIE JAMES	12,969.46	COFT-CERTIFICATE OF TITLE	61
A736	JOHNSON MARTHA BENN	9,234.69	COFT-CERTIFICATE OF TITLE	61
A803	Mitchell Iris L	12,261.39	COFT-CERTIFICATE OF TITLE	61
A86698	DAVIS-BENNETT TATANISHA D	12,277.99	COFT-CERTIFICATE OF TITLE	61
B99696	DAVIS JACQUELYN MARIE	11,820.58	COFT-CERTIFICATE OF TITLE	61
C175910	Ruiz-Santiago Jose A	11,091.19	COFT-CERTIFICATE OF TITLE	61
C57051	GEDDES CIERA N	10,415.10	COFT-CERTIFICATE OF TITLE	61
J037463	MATOSPIZARRO OSCAR L	11,909.49	COFT-CERTIFICATE OF TITLE	61
L558399	REESE ANNIE MAE	11,037.79	COFT-CERTIFICATE OF TITLE	61
N135628	Carter Elaine Evelyn	11,080.10	COFT-CERTIFICATE OF TITLE	61
R042926	Hazley Lee Charlotte	11,918.34	COFT-CERTIFICATE OF TITLE	61
R105809	GREEN JACQUELINE G	10,977.62	COFT-CERTIFICATE OF TITLE	61
R124312	Richhart Charles A	12,494.09	COFT-CERTIFICATE OF TITLE	61
R131413	Hilliard Angel Jeree	12,089.29	COFT-CERTIFICATE OF TITLE	61
R132706	ROLLE NICOLE MICHELLE	11,772.74	COFT-CERTIFICATE OF TITLE	61
R137635	Clark Rachael Diane	9,854.64	COFT-CERTIFICATE OF TITLE	61
R153436	BROWN JOAN LEE	10,364.74	COFT-CERTIFICATE OF TITLE	61
R157933	Littles Deborah Ann	11,803.64	COFT-CERTIFICATE OF TITLE	61
R162616	BUTLER SCOTT EDWARD	12,408.69	COFT-CERTIFICATE OF TITLE	61
R167664	CAMPBELL SHAYLA LATRICE	12,018.69	COFT-CERTIFICATE OF TITLE	61
R172480	Duncan Staci Noelle	12,013.29	COFT-CERTIFICATE OF TITLE	61
R172850	George April Victoria	11,518.59	COFT-CERTIFICATE OF TITLE	61
R177555	Allen Tangy Tawana	11,770.24	COFT-CERTIFICATE OF TITLE	61
R178318	Williams Andre Francis	11,663.89	COFT-CERTIFICATE OF TITLE	61
R178774	Pratt Marcus D	11,453.69	COFT-CERTIFICATE OF TITLE	61
R181735	CUNNINGHAM RUBY ROBERTS	12,036.29	COFT-CERTIFICATE OF TITLE	61
r183952	THOMAS DARREL SELVY	11,802.09	COFT-CERTIFICATE OF TITLE	61
R188192	BETHEA ARLECIA LYDIA	12,396.34	COFT-CERTIFICATE OF TITLE	61
R194711	Glezen Lynn Edward	11,669.89	COFT-CERTIFICATE OF TITLE	61
R198917	BOWMAN SHAKERA SHERI	12,368.04	COFT-CERTIFICATE OF TITLE	61
R205789	JACKSON EBONI CHARMAINE	12,326.34	COFT-CERTIFICATE OF TITLE	61
R207545	BURNS BRENDA KING	12,326.34	COFT-CERTIFICATE OF TITLE	61
R209225	Meroney Michael	11,456.86	COFT-CERTIFICATE OF TITLE	61
R227136	WRIGHT JOSEPH MICHAEL	11,081.79	COFT-CERTIFICATE OF TITLE	61
R234171	Weekes James L	12,408.69	COFT-CERTIFICATE OF TITLE	61
R242683	MCDOUGAL BRIAN S	10,228.69	COFT-CERTIFICATE OF TITLE	61
R247209	Chiurazzi Ashley Marie	11,055.19	COFT-CERTIFICATE OF TITLE	61
R261130	TAYLOR JAMES	11,132.14	COFT-CERTIFICATE OF TITLE	61
R266600	Harris Sharonda Mims	10,650.39	COFT-CERTIFICATE OF TITLE	61
R268299	HOLLAND GAY WENDELL	12,408.69	COFT-CERTIFICATE OF TITLE	61
R269943	SIMS ANDREA JANAY	11,554.94	COFT-CERTIFICATE OF TITLE	61
r283867	Saunders Jason Andrew	10,162.63	COFT-CERTIFICATE OF TITLE	61
R284009	JENKINS WYNETTA L	12,495.69	COFT-CERTIFICATE OF TITLE	61
R285907	WILSON NATHANIEL	11,752.64	COFT-CERTIFICATE OF TITLE	61
R302894	ANDERSON BRENDA DENISE	11,465.19	COFT-CERTIFICATE OF TITLE	61
R312260	JOHNSON SENTORIA S	11,275.59	COFT-CERTIFICATE OF TITLE	61
R318295	Hillman Betty	11,980.04	COFT-CERTIFICATE OF TITLE	61
R335738	JACKSON JEREMIAH LAMERN	12,308.34	COFT-CERTIFICATE OF TITLE	61
R349403	Brazell Carmelita A	11,512.44	COFT-CERTIFICATE OF TITLE	61
R366881	MARTINEZ ELPIDIO RAFAELRAMOS	12,408.69	COFT-CERTIFICATE OF TITLE	61
r405613	LACKEY JEFFREY ALLAN	12,408.69	COFT-CERTIFICATE OF TITLE	61
R416389	WALLACE JEANETTE	12,283.99	COFT-CERTIFICATE OF TITLE	61
R430751	BLAYLOCK LINDA	11,120.14	COFT-CERTIFICATE OF TITLE	61
R481560	Chisolm Etowsha Satega	11,186.48	COFT-CERTIFICATE OF TITLE	61
R498115	DAUGHTRY EVERETT MAURICE	11,558.24	COFT-CERTIFICATE OF TITLE	61
R502815	BROWN BEVERLY LOU	11,087.19	COFT-CERTIFICATE OF TITLE	61
R509737	KELLY JEANNETTA DOMONIQUE	10,849.93	COFT-CERTIFICATE OF TITLE	61
R576176	BASS DARYL LYNN	12,408.69	COFT-CERTIFICATE OF TITLE	61
R581687	WOMACK(JR) ROBERT	12,357.32	COFT-CERTIFICATE OF TITLE	61
R606180	Webb Vernita	11,463.19	COFT-CERTIFICATE OF TITLE	61
R610231	JONES EDWARD S	11,000.84	COFT-CERTIFICATE OF TITLE	61
r612394	Taylor Stephanie Jean	11,494.94	COFT-CERTIFICATE OF TITLE	61
R612986	CHRISTIAN SHAMEKA MICHELE	11,918.34	COFT-CERTIFICATE OF TITLE	61
R615519	PAIGE TIFFANY DANIELLE	11,193.14	COFT-CERTIFICATE OF TITLE	61
R630441	CHRISTIAN DANIELL LAVETTE	10,417.64	COFT-CERTIFICATE OF TITLE	61
R677447	RUSS MAMIE COGER	12,018.69	COFT-CERTIFICATE OF TITLE	61
R767576	Owens Cheryl Sue	11,776.24	COFT-CERTIFICATE OF TITLE	61
R781179	BYERS DWAYNE A	11,344.84	COFT-CERTIFICATE OF TITLE	61
RA06271	Adams Michael John	10,431.69	COFT-CERTIFICATE OF TITLE	61
RA62658	DORSEY TAMMY TAMEKIE	12,008.69	COFT-CERTIFICATE OF TITLE	61
RB54977	Burgos-Lugo Pedro Isander	12,292.99	COFT-CERTIFICATE OF TITLE	61
RB83734	Jones Aaron Clyde	12,420.69	COFT-CERTIFICATE OF TITLE	61
RC69296	WILLIAMS LETHA M	12,177.64	COFT-CERTIFICATE OF TITLE	61
RD14541	GREGORY KAREN	12,067.73	COFT-CERTIFICATE OF TITLE	61
RJ41117	Rembert Roy Curtis	12,089.29	COFT-CERTIFICATE OF TITLE	61
RM10413	Joseph Austin Hampford	12,113.64	COFT-CERTIFICATE OF TITLE	61
RR008367	McCoy Jessyca Mae	12,089.29	COFT-CERTIFICATE OF TITLE	61
rr153322	Chevon Brown S	12,308.34	COFT-CERTIFICATE OF TITLE	61
RR166049	LAYMON FELISHA A	11,171.52	COFT-CERTIFICATE OF TITLE	61
RR246524	LINGEBACH MEGHUNN ELIZABETH	11,612.89	COFT-CERTIFICATE OF TITLE	61
RR247789	LEWIS ASHLEY RENEA	11,008.84	COFT-CERTIFICATE OF TITLE	61
RR292666	MEEKS ALONZO JEROME	11,374.84	COFT-CERTIFICATE OF TITLE	61
RR637700	REDDICK TAYUNNA NICHOLE	10,895.09	COFT-CERTIFICATE OF TITLE	61
RRA38876	Rogers Michael James	12,408.69	COFT-CERTIFICATE OF TITLE	61
RX734226	WORLEY BONITA	12,220.99	COFT-CERTIFICATE OF TITLE	61
U1990	BALDWIN BRENDA ANNETTE	1,470.02	COFT-CERTIFICATE OF TITLE	61
W127202	GORDON KIMBERLY M	11,677.49	COFT-CERTIFICATE OF TITLE	61